1 © 2007 Allscripts, LLC Allscripts Investor Presentation February, 2008 Exhibit 99.1

© 2007 Allscripts, LLC
Safe Harbor
This presentation may contain forward-looking statements about
Allscripts Healthcare Solutions that involve risks and uncertainties.
These statements are developed by combining currently available information with Allscripts’ beliefs and assumptions.  Forward-looking statements do not guarantee future performance.  Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and assumptions that may affect Allscripts, see the Company's Annual
Report on Form 10-K for the year ended December 31, 2006,
available at www.sec.gov.

3 © 2007 Allscripts, LLC Our Mission To be the Leading Provider of Clinical Software, Connectivity & Information Solutions to Physicians

4
© 2007 Allscripts, LLC

About Allscripts
1,150+ Employees & Growing
Solid Financials (Nasdaq: MDRX)
Established Leader in Healthcare IT Market
Electronic Health Records
Practice Management
e-Prescribing
Document Imaging
Personal Health Records
Connectivity Solutions
Emergency Department Information System
Case Management

© 2007 Allscripts, LLC
Expand Physician Base
Create Transaction
Model
Drive Doc
Utilization
Connect
Products
Brand
Power
Be Indispensable
To Physicians
Be The Bloomberg
Of Healthcare
ePrescribing
Business
Data
Business
Our Vision

6 © 2007 Allscripts, LLC Where We Are . . . Our Healthcare Scorecard $2.2 Trillion Spent in Healthcare $700 Billion in Waste 98,000 Deaths from Medical Errors 7,000 Deaths from Medication Errors

7 © 2007 Allscripts, LLC Why Physicians? Traditional View Healthcare Revolves Around the Hospital Our View Healthcare Revolves Around the Physician

8 © 2007 Allscripts, LLC The Status Quo: Cost & Risks

9 © 2007 Allscripts, LLC What Will It Take to Get There?

© 2007 Allscripts, LLC
~ 550,000 U.S. Physicians
x          80% EHR Market Opportunity
x  ~$12,000 Initial Investment/Physician
= ~$5 Billion Opportunity
The Ambulatory Physician Market
Electronic Health Record (EHR) Market = ~ $5 Billion
Practice Management (PM) Market = ~ $1 Billion/Yr.
~10% to 20% of PM Systems Replaced/Yr.
Software Maintenance Agreement (SMA) = ~ $1 Billion/Yr.
Transactions = ~ $1 to 2 Billion/Yr.

11 © 2007 Allscripts, LLC
Large Physician Practices
(25<200 MDs)
Segment
Mid-Sized Physician Practices
(10-24 MDs)
Small Physician Practices
(3<10 MDs)
Leadership Across the Market
Enterprise
(>200 MDs)
Independent Physician Practices
(1-2 MDs)
Primary Competitors
Variety of
Small Players
Variety of
Small Players
Misys, Sage,
eClinical, GE
Quality Systems
Epic
TouchWorks™
TouchWorks™
HealthMatics™
eRx NOW™
HealthMatics™
Offering
HealthMatics™

© 2007 Allscripts, LLC
Our Footprint: Significant Installed Base / Strong Reference Sites
Our People: Experienced Employees Who Care
Our Solutions: World-Class Industry-Leading Technologies
Our Leadership: Standards, National Initiatives, and Innovation
Our Partners: Strong Partnerships and Strategic Alliances
Our Ability To Deliver Results: Rapid Deployment and ROI
Why We Win…

13
© 2007 Allscripts, LLC

Academic Medical Center Clients
Electronic Health Record Clients
Hospitals and Acute Care Clients
Significant National Footprint
Allscripts Across the U.S.
40,000+ Physicians and 700+ Hospitals
Across the U.S.

© 2007 Allscripts, LLC
“If all we did was provide
excellent patient care to sick
patients who walked through
our doors, I am convinced we
would be out of business in
five years.”
- Jerry Miller, MD
Chief Executive Officer
Holston Medical Group
Why Now?

© 2007 Allscripts, LLC
Delivering Results
Generates Clinical Trial Revenue
Holston Medical Group
$3M/Yr. in Clinical Trial Revenue
Delivers on Pay
for Performance
Facey Medical
$1.2M P4P Payout
from Blue Cross
Produces
e-Prescribing Savings
Sierra Health
$5M in Savings via eRx
Reduces Resources in
Medical Records
George Washington Univ.
Medical Faculty Associates
Reduction of 20 FTEs in
Medical Records
Reduces/Eliminates Transcription
Central Utah Clinic
$1M in Savings in Year 1 ($20K/MD)
Enhances
Documentation
University of Tennessee
Medical Group
Avg. Gross Charges Increases
by > $30/Patient Visit

© 2007 Allscripts, LLC
The Future…
Drivers in the Market
Role of the Federal Government
Standards/Certification
Consumerism
Content, Content, Content
Pay for Performance/Pay for Quality
Interoperability/Connect

17 © 2007 Allscripts, LLC Shifting the Focus from a Silo…

18 © 2007 Allscripts, LLC …to a Connected System

© 2007 Allscripts, LLC
ECIN Acquisition: Strategic Benefits
Allscripts becomes THE dominant player in care management market
700 combined hospitals
Access to new Post-Acute Care market
More than 5,000 post-acute providers
A new “door out” destination and a stronger continuity of care
Attractive recurring ASP revenue model
More opportunities to cross-sell complete portfolio
Strong hospital client base creates new channel opportunity for other
Allscripts products
Strong hospital management
4

© 2007 Allscripts, LLC
Physician Office
Physician Office
The “Door In” and the
“Door Out” of the Hospital
Hospital
Hospital
Emergency
Department
(ED)
Emergency
Department
(ED)
Care
Management
Care
Management
“Door In”
“Door Out”
Connecting to the Hospital

21 © 2007 Allscripts, LLC Leadership "There are three ways to handle change. You can fight it and die; accept it and survive; or lead it and prosper." - Mike Leavitt Secretary of HHS

© 2007 Allscripts, LLC
Leadership
Advancing Patient Safety
Dedicated to improving patient safety by providing
free electronic prescribing for every physician in America
Introducing:
The National ePrescribing Patient Safety Initiative
(NEPSI)
A Coalition of the Nation’s Most Prominent Technology Companies,
Healthcare Benefit And Medical Provider Organizations

23 © 2007 Allscripts, LLC NEPSI Coalition Sponsors National Sponsors Technology Sponsors Connectivity Sponsors Search Sponsor Health Benefit Sponsors

24 © 2007 Allscripts, LLC Regional Supporters

© 2007 Allscripts, LLC
Key Takeaways
1.
The time is now
2. Our
physician
focus is key to transforming healthcare
3. We are a
leader
in the core growth markets in which
we compete
4. Competitive advantage: driving
utilization
and
results

26 © 2007 Allscripts, LLC Financial Overview

© 2007 Allscripts, LLC
$0
$40
$80
$120
$160
$200
$240
$280
$320
2004 2005 2006 2007
$100.8
$120.6
$228.0
$281.9
Pre-packaged
Medications
Information Services
Clinical Software and
Related Services
* Growth segments include Clinical Software and Related Services and Information Services
Growth Segments
($ in Millions)

28 © 2007 Allscripts, LLC $53.3 $73.9 $164.4 $193.3 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 2004 2005 2006 2007 Solid Clinical Software Bookings Growth ($ in Millions)

© 2007 Allscripts, LLC
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
$275.5 Million
Diversified Backlog Provides Stability
$137.9
$137.9
$59.0
$59.0
$19.0
$19.0
$59.6
$59.6
As of 12/31/07
Clinical Software
Maintenance Support
Information Services
Clinical Software Subscriptions
Clinical Software License/
Implementation Fees
($ in Millions)

© 2007 Allscripts, LLC
($ in Millions, except per share amounts)
Sustained Profitability
(1)  Gives effect to a full tax provision @ 39% effective tax rate. Actual reported results were $20.6 million of net income and $0.35 per diluted share.
2006 2007 2008 (E)
Revenues:
Software & Related Services $173.5 $222.7 $281.0 to $291.0
Prepackaged Medications 43.7 44.0 44.0 to 45.0
Information Services 10.8 15.3 13.0 to 16.0
Total Revenues $228.0 $281.9 $338.0 to $352.0
Gross Profit $116.0 $140.4 $176.0 to $187.0
Gross Profit % 51.0% 50.0% 52.0% to 53.0%
Income from Operations $19.9 $28.1 $48.0 to $52.0
Net Income $11.9
$18.8
(1)
$26.8 to $29.5
Weighted Average Shares Outstanding (Diluted) 53.4 64.7 66.5
Earnings Per Share (Diluted) $0.22
$0.32
(1)
$0.44 to $0.48

© 2007 Allscripts, LLC
Non-GAAP Adjusted Earnings
($ in Millions, except per share)
(1)  Gives effect to a full tax provision @ 39% effective tax rate.  Actual reported results were $20.6 million of net income and $0.35 per diluted share.
2006 2007 2008 (F)
GAAP Net Income $11.9
$18.8
(1)
$26.8 to $29.5
Acquisition Related Amortization, net of taxes @ 39% 6.4 6.5 8.5
Stock-Based Compensation, net of taxes @ 39% 1.4 2.6 6.0
Adjusted Earnings $19.7 $27.9 $41.3 to $44.0
Weighted Average Shares Outstanding (Diluted) 53.4 64.7 66.5
GAAP Earnings Per Share (Diluted) $0.22
$0.32
(1)
$0.44 to $0.48
Non-GAAP Adjusted Earnings Per Share (Diluted) $0.37 $0.46 $0.65 to $0.69

© 2007 Allscripts, LLC
Financial Strength
($ in Millions)
As of 12/31/06 As of 12/31/07
Cash & Marketable Securities $83.0 $63.0
Accounts Receivable, Net 55.6 81.4
Other Assets 72.7 92.0
Goodwill / Intangible Assets 266.3 335.6
Total Assets $477.6 $572.0
Accounts Payable & Accrued Liabilities $35.8 $38.6
Deferred Revenue 35.5 45.9
Long-term Debt 85.4 135.2
Other Liabilities 4.7 11.6
Total Liabilities $161.4 $231.3
Stockholders' Equity 316.3 340.7
Total Liabilities & Stockholders' Equity $477.6 $572.0

© 2007 Allscripts, LLC
Summary
World-Class
Technologies
World-Class
Technologies
Return On
Investment
Return On
Investment
Our People
Our People
Proven
Track Record
Proven
Track Record
Strong
Partnerships
Strong
Partnerships
Leading
Provider of
Clinical
Solutions
Leading
Provider of
Clinical
Solutions
Physician-centric
Physician-centric
Well-Positioned
for Growth and
Sustained
Profitability

34 © 2007 Allscripts, LLC Allscripts Healthcare Solutions, Inc.